SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Global Income Builder VIP

Effective November 1, 2015, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2005.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Effective November 1, 2015, the following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund's prospectus.

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
■	Joined Deutsche Asset & Wealth Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
■	PhD in Chemistry, Princeton University.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2005.

■	Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
■	Co-Head of Fixed Income for North America: New York.
■	BIS, University of Minnesota.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
■	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
■	Head of US High Yield Bonds: New York.
■	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

■	Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
■	Investment industry experience began in 1993.
■	BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Please Retain This Supplement for Future Reference

October 27, 2015
PROSTKR-544